Income Taxes (FY)	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
During the years ended December 31, 2025 and 2024, we recorded no current or deferred income tax expenses or benefits as we have incurred losses since inception and have provided a full valuation allowance against our deferred tax assets.
A reconciliation of the expected income tax expense (benefit) computed using the federal statutory income tax rate to our effective income tax rate after the adoption of ASU No. 2023-09 is as follows:

	Year Ended December 31, 2025
	Amount	Percent
U.S. federal statutory income tax rate	$(12,773)	21.0%
Nontaxable or nondeductible items
Stock-based compensation	442	(0.7)
Limitation of executive compensation	165	(0.3)
Other nontaxable or nondeductible items	(425)	0.7
R&D tax credits	(1,670)	2.8
Change in valuation allowance	14,345	(23.6)
Other adjustments	(84)	0.1
Effective income tax rate	$—	0.0%

A reconciliation of the expected income tax expense (benefit) computed using the federal statutory income tax rate to our effective income tax rate for the period prior to the adoption of ASU No. 2023-09 is as follows:

Year Ended December 31, 2024
Income tax computed at federal statutory rate	21.0%
State taxes	6.5
Change in valuation allowance	(29.4)
R&D credit carryovers	3.7
Stock-based compensation	(2.4)
Permanent differences	0.5
Other	0.1
Effective income tax rate	0.0%

Our deferred tax assets and liabilities consist of the following:

	As of December 31,
	2025	2024
	(in thousands)
Deferred tax assets:
Net operating losses	$57,515	$32,781
Tax credit carryforwards	8,155	6,141
Lease liability	2,631	3,069
Other capitalized costs—net of amortization	198	219
Reserves and accruals	31	983
Stock-based compensation	2,932	1,921
Capitalized research and experimental expenditures—net of amortization	17,187	25,214
Deferred tax assets	88,649	70,328
Valuation allowance	(86,588)	(67,756)
Deferred tax assets	2,061	2,572
Deferred tax liabilities:
Right of use asset	(1,455)	(1,676)
Fixed assets and depreciation	(606)	(896)
Deferred tax liabilities	(2,061)	(2,572)
Net deferred taxes	$—	$—

The Tax Cuts and Jobs Act (“TCJA”) requires taxpayers to capitalize and amortize research and experimental (“R&E”) expenditures under Section 174 for tax years beginning after December 31, 2021. For tax years prior to the year ended December 31, 2025, we amortized these costs for tax purposes over 5 years for research and development (“R&D”) performed in the U.S. and over 15 years for R&D performed outside the U.S. On July 4, 2025, the One Big Beautiful
Bill Act (“OBBBA”) was signed into law. The legislation includes significant corporate tax reforms, including the permanent reinstatement of the ability to deduct domestic R&D expenditures as incurred beginning in tax year 2025, replacing the previous requirement to amortize these such expenditures over 5 years. The requirement to amortize R&D expenditure incurred outside the U.S. over a period of 15 years was unchanged by the OBBBA. With respect to domestic R&D expenditures capitalized prior to the enactment of the OBBBA, we have elected to amortize these costs for tax purposes at a rate of 50% of the total capitalized costs during the year ended December 31, 2025, and the remaining 50% is expected to be amortized during tax year 2026.
Following the enactment of the OBBBA, we capitalized R&E expenditures totaling $6.8 million during the year ended December 31, 2025. Prior to the enactment of the OBBBA, we capitalized R&E expenditures totaling $50.2 million during the year ended December 31, 2024.
We evaluated the positive and negative evidence bearing upon our ability to realize the deferred tax assets as of December 31, 2025 and 2024. We considered our cumulative net losses and concluded as of December 31, 2025 and 2024, that it was more likely than not that we would not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance was established against the net deferred tax assets as of December 31, 2025 and 2024. The valuation allowance increased by $18.8 million during the year ended December 31, 2025 as the result of operating losses generated with no corresponding financial statement benefit and partially offset by a decrease in deferred assets related to capitalized R&E expenditures as a result of the enactment of the OBBBA described above. The valuation allowance increased by $20.7 million during the year ended December 31, 2024 primarily due to an increase in deferred tax assets related to capitalized R&E expenditures, and as the result of operating losses generated with no corresponding financial statement benefit.
We have incurred net operating losses since inception. As of December 31, 2025 and 2024, we had federal net operating loss carryforwards of $215.3 million and $126.8 million, respectively, available to reduce future federal taxable income. The carryforwards generated from losses incurred prior to January 1, 2018 will expire in 2037. The carryforwards generated from losses incurred after December 31, 2017 do not expire. As of December 31, 2025, federal net operating loss carryforwards includes $215.2 million of carryforwards that do not expire. The TCJA enacted on December 22, 2017 limits a taxpayer’s ability to utilize a net operating loss deduction in a year to 80% taxable income for federal net operating losses arising in tax years beginning after December 31, 2017. As of December 31, 2025 and 2024, we had state net operating loss carryforwards of $153.7 million and $76.8 million, respectively, available to reduce future state taxable income, which expire at various dates beginning in 2037.
As of December 31, 2025 and 2024, we had federal research and development tax credit carryforwards of $6.5 million and $4.9 million, respectively, available to reduce future federal tax liabilities, which expire at various dates beginning in 2042. We had state research and development tax credit carryforwards as of December 31, 2025 and 2024 of $1.6 million and $1.3 million, respectively, available to reduce future state tax liabilities, which expire at various dates beginning in 2034.
Utilization of our net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period.
We completed a Section 382 study for the period of January 22, 2018, through December 31, 2022 and identified three ownership changes that occurred on June 10, 2019, August 2, 2019, and August 31, 2022 for Section 382 purposes. As we experienced these ownership changes, all pre-change net operating loss and research and development tax credit carryforwards are subject to limitation. Due to the unlimited carryover period for net operating losses generated after December 31, 2017, none of our federal net operating losses will expire unused. A portion of our state net operating losses, and federal and state research and development tax credits are expected to expire unused. We have analyzed the impact of these limitations on our attributes and included the impact of these limitations in our deferred tax assets as of December 31, 2025 and 2024.
We have not recorded any reserves for uncertain tax positions as of December 31, 2025 and 2024. We have conducted a study of research and development tax credits for tax years 2018 through 2020. The amounts of federal and state research and development tax credit carryforwards presented above have reflected the results from the study. A full valuation allowance has been provided against our research and development credits.
We file tax returns as prescribed by the tax laws of the jurisdictions in which we operate. In the normal course of business, we are subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The statute of limitations for assessment by the Internal Revenue Service, or IRS, and state tax authorities is closed for tax years prior to 2022, although carryforward attributes that were generated prior to 2022 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a future period.